UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 8, 2025
__________________________________________
NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2101 City West Boulevard,	Suite 600,	Houston,	Texas	77042
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: 281 276-6100
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 8, 2025, Noble Corporation plc, a company incorporated in England and Wales (“Noble”), held an annual general meeting of the shareholders of Noble (the “Meeting”).
The specific voting results for the proposals, each of which is described in greater detail in Noble’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 27, 2025, follow below:

1.Resolution 1: The following individual was elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2026:

Nominee	For	Against	Abstain	Broker Non-Votes
Patrice Douglas	122,176,891	4,378,092	72,376	12,790,644
2.Resolution 2: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2026:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Eifler	126,383,647	172,205	71,507	12,790,644
3.Resolution 3: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2026:

Nominee	For	Against	Abstain	Broker Non-Votes
Claus V. Hemmingsen	114,569,764	11,985,863	71,732	12,790,644
4.Resolution 4: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2026:

Nominee	For	Against	Abstain	Broker Non-Votes
Alan J. Hirshberg	124,451,591	2,104,261	71,507	12,790,644
5.Resolution 5: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2026:

Nominee	For	Against	Abstain	Broker Non-Votes
Kristin H. Holth	126,282,654	273,556	71,149	12,790,644
6.Resolution 6: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2026:

Nominee	For	Against	Abstain	Broker Non-Votes
H. Keith Jennings	125,913,768	643,513	70,078	12,790,644
7.Resolution 7: The following individual was re-elected to the Company’s Board of Directors for a term that will expire at the annual general meeting in 2026:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles M. Sledge	124,639,912	1,915,931	71,516	12,790,644
8.Resolution 8: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was approved.

For	Against	Abstain	Broker Non-Votes
130,276,776	9,050,817	90,410	—

9.Resolution 9: The resolution to re-appoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors, until the 2026 annual general meeting of shareholders, was approved.

For	Against	Abstain	Broker Non-Votes
130,274,378	9,053,642	89,983	—
10.Resolution 10: The resolution authorizing the Audit Committee to Determine UK Statutory Auditors’ Remuneration was approved.

For	Against	Abstain	Broker Non-Votes
138,469,736	835,825	112,442	—
11.Resolution 11: The resolution to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
117,454,036	3,057,470	6,115,853	12,790,644
12.Resolution 12: The resolution to approve the Directors’ Remuneration Report was approved.

For	Against	Abstain	Broker Non-Votes
123,432,541	2,981,394	213,424	12,790,644
13.Resolution 13: The resolution to authorize the Board of Directors to Allot Shares was approved.

For	Against	Abstain	Broker Non-Votes
119,747,312	6,749,811	130,236	12,790,644
14.Resolution 14: The resolution to authorize the Board of Director to Allot Shares without Rights of Pre-emption was approved.

For	Against	Abstain	Broker Non-Votes
117,517,222	8,821,492	288,645	12,790,644
15.Resolution 15: The resolution approving the Terms of the Agreements and Counterparties, pursuant to which the Company may Purchase its Class A Ordinary Shares, was approved.

For	Against	Abstain	Broker Non-Votes
125,721,845	784,933	120,581	12,790,644

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	May 9, 2025	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and Corporate Secretary